Exhibit 99.1

BellaVista Mortgage Trust 2004-2

Computational Materials

$490,000,000 (Approximate)

BellaVista Funding Corporation

Depositor

Belvedere Trust Finance Corporation

Seller

Countrywide Home Loans Servicing LP

Master Servicer

Countrywide Securities Corporation

Underwriter

Computational Materials for BellaVista Mortgage Trust 2004-2

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation (“Countrywide Securities”) and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for
BellaVista Mortgage Trust 2004-2

Preliminary Term Sheet	Date Prepared: November 11, 2004

BellaVista Mortgage Trust 2004-2

$490,000,000 (Approximate, Subject to +/- 10% Variance)

Offered Certificates

First Lien Residential Mortgage Loans

Class	Principal Amount ($) (Approx.) (1)	WALs (Yrs) (2)(3) to Call / Mat	Interest Rate Type (4)	Collateral Type	Tranche Type	Expected Ratings S&P/Moody’s
A-1	374,400,000	3.80 /4.14	Floating	MTA	Super Senior Floater	AAA /Aaa
A-2	93,600,000	3.80 /4.14	Floating	MTA	Senior Support Floater	AAA /Aaa
X (5)	N/A	Not Offered	N/A	MTA	Senior/IO/PO	AAA /Aaa
M	9,250,000	Not Offered	Floating	MTA	Mezzanine Floater	AA / Aa2
B-1	7,250,000	Not Offered	Floating	MTA	Subordinate Floater	A / A2
B-2	5,500,000	Not Offered	Floating	MTA	Subordinate Floater	BBB /Baa2
B-3	Privately		Floating	MTA	Subordinate Floater	BB / NR
B-4	Placed		Floating	MTA	Subordinate Floater	B / NR
B-5	Certificates		Floating	MTA	Subordinate Floater	NR / NR
Total:	$490,000,000(6)

(1)	The Certificates (as described herein) will be collateralized by adjustable rate, first-lien negative amortization residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide approximately [5.00 – 8.00]% subordination to the Senior Certificates as of the Cut-off Date.
(2)	The WALs are shown to the Optional Termination date (as described herein) and to maturity at a pricing speed of 20% CPR.
(3)	All Classes of Certificates are subject to a 10% Optional Termination.
(4)	For each Distribution Date, the Certificate Interest Rate for the Class A-1, Class A-2 and Subordinate Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap and (iii) [10.50]%. The related margins on the Class A-1, Class A-2 and Subordinate Certificates will be equal to 2.0x, 2.0x and 1.5x, respectively, after the first possible Optional Termination date.
(5)	The Class X Certificates will consist of one interest only component and one principal only component. The interest only component will have a notional balance equal to the aggregate principal balance of the other Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of the (i) the Net WAC of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class X Certificates), multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (excluding the principal balance of the principal only component of the Class X Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date. The principal only component of the Class X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the related principal only component of the Class X Certificates, as described herein.
(6)	Does not include the Class B-3, Class B-4 and Class B-5 Certificate balances.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for
BellaVista Mortgage Trust 2004-2

Depositor:	BellaVista Funding Corporation.

Seller:	Belvedere Trust Finance Corporation.

Master Servicer:	Countrywide Home Loans Servicing LP.

Underwriter:	Countrywide Securities Corporation.

Trustee:	The Bank of New York.

Rating Agencies:	Moody’s and Standard & Poor’s are expected to provide ratings on the Class A-1, Class A-2, Class X, Class M, Class B-1 and Class B-2 Certificates. Standard and Poor’s is expected to provide ratings on the Class B-3 and Class B-4 Certificates. The Class B-5 Certificates will not be rated.

Cut-off Date:	December 1, 2004.

Closing Date:	On or about December 17, 2004.

Pricing Date:	On or about November [15], 2004.

Settlement Date:	On or about December 17, 2004.

Distribution Date:	The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in January 2005.

Certificates:	The “Senior Certificates” will consist of (i) the Class A-1 and Class A-2 Certificates, (ii) the Class X Certificates and (iii) the Class A-R Certificates. The Class X Certificates will consist of (i) the IO component and (ii) the PO component.

The “Subordinate Certificates” will consist of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.” Only the Class A-1 and Class A-2 Certificates (collectively, the “Offered Certificates”) are being offered herein.

Registration:	The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax Treatment:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:	The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:	The Senior Certificates and the Class M Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:	The terms of the transaction allow the Depositor to purchase all remaining assets of the trust fund, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. This purchase would result in a termination of the Certificates.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for
BellaVista Mortgage Trust 2004-2

Mortgage Loans:	The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $500,000,000. All the Mortgage Loans will be non-conforming adjustable rate, negative amortization mortgage loans with prepayment penalties secured by first liens on one-to-four-family residential properties. All the mortgage loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period, if applicable) based upon the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (“MTA”).

The Stipulation Sheet included in these Computational Materials as Appendix B contains information that is intended to be generally representative of the final pool of Mortgage Loans expected to be delivered to the trust on the Closing Date, subject to a permitted variance of approximately +/-10% with respect to each of the characteristics of the Mortgage Loans. The statistical distribution of the characteristics of the pool of Mortgage Loans delivered to the trust on the Closing Date will be different than the characteristics provided on the Stipulation Sheet, and you should refer to the prospectus supplement which will contain information regarding the characteristics of the Mortgage Loans as of the Cut-off Date.

The mortgage rates on the Mortgage Loans are fixed for the first one to three months following their first payment dates (and the related mortgage rate during such time period may be less than MTA plus the applicable margin) and then they adjust monthly. However, the monthly payment amount is subject to an adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth payment adjustment date and on the same day every five years thereafter and on the last payment adjustment date, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Pricing Prepayment Speed:	The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Expense Fee Rate:	The “Expense Fee Rate” is comprised of the master servicing fees, lender paid mortgage insurance premiums and the trustee fees, each as applicable. As of the Cut-off Date, the weighted average Expense Fee Rate with respect to any period is expected to be approximately 0.385%.

Net WAC:	The “Net WAC” will be equal to the weighted average gross interest rate on the Mortgage Loans less the weighted average Expense Fee Rate for the Mortgage Loans.

Net WAC Cap:	The “Net WAC Cap” equals the Net WAC of the Mortgage Loans multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the interest accrual period for the Certificates (other than the Class X Certificates).

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for
BellaVista Mortgage Trust 2004-2

Carryover Shortfall
Amount:	If on any Distribution Date, one-month LIBOR plus the related margin for the any Class of Certificates (other than the Class X Certificates) is greater than or equal to the Net WAC Cap, then such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the lesser of one-month LIBOR plus the related margin for such Class and [10.50]% (without first giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related Certificate Interest Rate and (ii) in the case of the Class A-1, Class A-2, Class M, Class B-1 and Class B-2 Certificates, the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the related Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the “Carryover Shortfall Amount”). The Carryover Shortfall Amount for the Class A Certificates will be paid, pro rata, first, from payments made pursuant to the Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates).

On each Distribution Date, amounts payable as interest on the Class X Certificates will first be used to pay sequentially (i) to the Class A-1 and Class A-2 Certificates, pro rata, any Carryover Shortfall Amounts related to such classes of certificates and (ii) to the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, any Carryover Shortfall Amounts related to such classes of certificates.

Accrued Interest:	The price to be paid by investors for the Certificates will not include accrued interest (i.e., settling flat).

Interest Accrual Period:	The interest accrual period for each Distribution Date with respect to the Certificates (excluding the Class X Certificates) will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (calculated on an actual/360 day basis). The interest accrual period for each Distribution Date with respect to the Class X Certificates will be the calendar month preceding the month in which such Distribution Date occurs (calculated on a 30/360 day basis).

Net Deferred Interest:	The “Net Deferred Interest” for a Distribution Date is the greater of (a) the excess of Deferred Interest on the Mortgage Loans for the related due period over all voluntary principal prepayments on the Mortgage Loans during the prepayment period related to such Distribution Date and subsequent recoveries on the Mortgage Loans during the calendar month prior to such Distribution Date and (b) zero.

For any Distribution Date, Net Deferred Interest will be added to the principal component of the Class X Certificates.

Net Prepayments:	For any Distribution Date, the excess, if any, of (i) voluntary principal prepayments on the Mortgage Loans during the prepayment period related to such Distribution Date and subsequent recoveries on the Mortgage Loans during the calendar month prior to such Distribution Date, over (ii) the aggregate amount of Deferred Interest on the Mortgage Loans for the related due period.

Credit Enhancement:	Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval. The structuring assumptions contained herein assume [6.40]% subordination below the Senior Certificates as of the Cut-off Date.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for
BellaVista Mortgage Trust 2004-2

Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, and Class B-5 Certificates.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.

Shifting Interest:	Until the first Distribution Date occurring after December 2014, the Subordinate Certificates will be locked out from receipt of Net Prepayments (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of Net Prepayments.

The prepayment percentages on the Subordinate Certificates are as follows:

	January 2005 – December 2014	0% Pro Rata Share
	January 2015 – December 2015	30% Pro Rata Share
	January 2016 – December 2016	40% Pro Rata Share
	January 2017 – December 2017	60% Pro Rata Share
	January 2018 – December 2018	80% Pro Rata Share
	January 2019 and after	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement), the Subordinate Certificates will be paid their pro rata share of Net Prepayments, subject to the performance triggers described in the prospectus supplement. However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) on or prior to the Distribution Date in December 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of Net Prepayments or (ii) after the Distribution Date in December 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of Net Prepayments.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Senior Certificates divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive 100% of the Net Prepayments for the Mortgage Loans.

Allocation of Losses:	Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, to the Senior

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for
BellaVista Mortgage Trust 2004-2

Certificates; provided, however that any realized losses on the Mortgage Loans that would have been allocable to the Class A-1 Certificates will be allocated to the Class A-2 Certificates until its class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the coverage amounts established by the rating agencies) will be allocated, pro rata, to (a) the Senior Certificates and (b) the Subordinate Certificates.

Yield Maintenance Agreement:

On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YMA”, with a counterparty (the “Counterparty”) for the benefit of each of the Class A Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are included in these Computational Materials as Appendix A. The notional balance of the YMA for the Class A Certificates is subject to a maximum equal to the aggregate principal balance of the Class A Certificates. The Counterparty will be obligated to make monthly payments to the Trustee when one month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one month LIBOR equals or exceeds [10.50]%. The Yield Maintenance Agreement will terminate after the Distribution Date in [July 2015]. Any payments received from the Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class A Certificates, pro rata.

Certificates Priority Of Distributions:	Available funds from the Mortgage Loans will be distributed in the following order of priority:

	1)	To the Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate, from the Mortgage Loans, provided however, that any interest otherwise distributable with respect to the Class X Certificates will be reduced to the extent needed to pay any Carryover Shortfall Amounts (after giving effect to payments received under the YMA and the amount of any Net Deferred Interest allocable to the interest only component of the Class X Certificates);

	2)	To the Class A-R Certificates, principal, until its balance is reduced to zero;

	3)	To each class of the Senior Certificates, pro rata, principal until its respective certificate principal balance is reduced to zero;

	4)	To the Class M, Class B-1 and Class B-2 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and, in sequential order, principal until the respective certificate principal balance of such class is reduced to zero;

	5)	To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and, in sequential order, principal until the respective certificate principal balance of such class is reduced to zero; and

	6)	To the Residual Certificate, any remaining amount.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for
BellaVista Mortgage Trust 2004-2

Discount Margin (bps)

Class A-1 to Call

Margin	37 bps

Prepay Speed	5% CPR	10% CPR	20% CPR	30% CPR	40% CPR
DM @ 100-00	37	37	37	37	37
WAL (yr)	11.25	7.16	3.80	2.43	1.71
MDUR (yr)	9.33	6.28	3.53	2.32	1.65
First Prin Pay	Jan-05	Jan-05	Jan-05	Jan-05	Jan-05
Last Prin Pay	Jan-29	Jun-22	Sep-14	Apr-11	Jun-09

Class A-1 to Maturity

Margin	37 bps

Prepay Speed	5% CPR	10% CPR	20% CPR	30% CPR	40% CPR
DM @ 100-00	38	38	39	40	40
WAL (yr)	11.52	7.58	4.14	2.66	1.87
MDUR (yr)	9.47	6.54	3.79	2.51	1.80
First Prin Pay	Jan-05	Jan-05	Jan-05	Jan-05	Jan-05
Last Prin Pay	Dec-34	Dec-34	Dec-34	Dec-34	Dec-34

Class A-2 to Call

Margin	44 bps

Prepay Speed	5% CPR	10% CPR	20% CPR	30% CPR	40% CPR
DM @ 100-00	44	44	44	44	44
WAL (yr)	11.25	7.16	3.80	2.43	1.71
MDUR (yr)	9.27	6.25	3.52	2.31	1.65
First Prin Pay	Jan-05	Jan-05	Jan-05	Jan-05	Jan-05
Last Prin Pay	Jan-29	Jun-22	Sep-14	Apr-11	Jun-09

Class A-2 to Maturity

Margin	44 bps

Prepay Speed	5% CPR	10% CPR	20% CPR	30% CPR	40% CPR
DM @ 100-00	45	46	47	47	47
WAL (yr)	11.52	7.58	4.14	2.66	1.87
MDUR (yr)	9.42	6.51	3.78	2.50	1.79
First Prin Pay	Jan-05	Jan-05	Jan-05	Jan-05	Jan-05
Last Prin Pay	Dec-34	Dec-34	Dec-34	Dec-34	Dec-34

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for BellaVista Mortgage Trust 2004-2

Class A Yield Maintenance Agreement Schedule and Strike Rates

Period	Notional Schedule ($)	Cap Strike (%)	Period	Notional Schedule ($)	Cap Strike (%)
1	500,000,000	0.00000	65	170,693,145	9.18500
2	489,707,941	3.79276	66	167,416,345	9.50383
3	480,795,005	8.15396	67	164,201,273	9.18500
4	474,052,509	9.50383	68	161,046,778	9.50383
5	467,575,179	9.18500	69	157,951,730	9.50383
6	461,193,978	9.50383	70	154,915,020	9.18500
7	454,907,375	9.18500	71	151,935,560	9.50383
8	448,713,861	9.50383	72	149,012,281	9.18500
9	442,611,956	9.50383	73	146,144,135	9.50383
10	436,600,204	9.18500	74	143,330,094	9.50383
11	430,677,173	9.50383	75	140,569,147	8.54733
12	424,841,454	9.18500	76	137,860,304	9.50383
13	418,988,128	9.50383	77	135,202,592	9.18500
14	413,222,341	9.50383	78	132,595,056	9.50383
15	407,542,690	8.54733	79	130,036,759	9.18500
16	401,947,794	9.50383	80	127,526,783	9.50383
17	396,436,297	9.18500	81	125,064,224	9.50383
18	391,006,864	9.50383	82	122,648,196	9.18500
19	385,658,183	9.18500	83	120,277,831	9.50383
20	380,388,966	9.50383	84	117,952,276	9.18500
21	375,197,944	9.50383	85	115,670,693	9.50383
22	370,083,871	9.18500	86	113,432,260	9.50383
23	365,045,521	9.50383	87	111,236,172	8.86617
24	360,081,691	9.18500	88	109,081,636	9.50383
25	355,102,153	9.50383	89	106,967,875	9.18500
26	350,197,340	9.50383	90	104,894,128	9.50383
27	345,366,051	8.54733	91	102,859,647	9.18500
28	340,607,105	9.50383	92	100,863,696	9.50383
29	335,919,339	9.18500	93	98,905,555	9.50383
30	331,301,613	9.50383	94	96,984,518	9.18500
31	326,752,803	9.18500	95	95,099,889	9.50383
32	322,271,807	9.50383	96	93,250,988	9.18500
33	316,232,849	9.50383	97	91,437,146	9.50383
34	310,306,195	9.18500	98	89,657,706	9.50383
35	304,407,357	9.50383	99	87,912,026	8.54733
36	298,619,066	9.18500	100	86,199,473	9.50383
37	292,939,268	9.50383	101	84,519,426	9.18500
38	287,365,944	9.50383	102	82,871,278	9.50383
39	281,897,114	8.86617	103	81,254,430	9.18500
40	276,530,834	9.50383	104	79,668,296	9.50383
41	271,265,196	9.18500	105	78,112,301	9.50383
42	266,098,328	9.50383	106	76,585,880	9.18500
43	261,028,391	9.18500	107	75,088,480	9.50383
44	256,053,584	9.50383	108	73,619,555	9.18500
45	251,172,134	9.50383	109	72,178,573	9.50383
46	246,382,304	9.18500	110	70,765,010	9.50383
47	241,682,390	9.50383	111	69,378,351	8.54733
48	237,070,717	9.18500	112	68,018,091	9.50383
49	232,545,643	9.50383	113	66,683,737	9.18500
50	228,105,556	9.50383	114	65,374,801	9.50383
51	223,748,872	8.54733	115	64,090,807	9.18500
52	219,474,039	9.50383	116	62,831,287	9.50383
53	215,279,534	9.18500	117	61,595,782	9.50383
54	211,163,858	9.50383	118	60,383,841	9.18500
55	207,125,545	9.18500	119	59,195,021	9.50383
56	203,163,154	9.50383	120	58,028,888	9.18500
57	199,275,269	9.50383	121	56,885,016	9.50383
58	195,460,503	9.18500	122	55,762,988	9.50383
59	191,717,493	9.50383	123	54,662,393	8.54733
60	188,044,903	9.18500	124	53,582,827	9.50383
61	184,441,419	9.50383	125	52,523,897	9.18500
62	180,905,753	9.50383	126	51,485,213	9.50383
63	177,436,643	8.54733	127	50,466,396	9.18500
64	174,032,846	9.50383

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Computational Materials for BellaVista Mortgage Trust 2004-2

COUNTRYWIDE HOME LOANS

SAMPLE POOL CHARACTERISTICS

1 MONTH MTA NEG-AM WHOLE LOAN

DELIVERY DESCRIPTION
Delivery Amount	$500,000,000
Product	1 Month Neg-Am MTA ARMs 100% PrePay Penalty (Max 5% 3Mo Teaser)
Delivery Variance	+/ - 5%
Settlement Date	12/17/2004
COLLATERAL DETAIL
Approximate Gross WAC	1.450%
Approximate Net WAC	1.075%
Servicing Spread	0.375%
Gross/Net WAC Variance	+/ - 0.125%
Approximate Gross Margin	2.90%
Gross Margin Variance	+/ - 0.125%
Maximum Neg-Am	115%
Resets:
Interest	Monthly
Payments	Annually
Recast	Earlier of every 5 years, or when neg-am cap is reached
Annual Payment Cap	7.50%
Gross Life Cap	9.95%
WAM	359
Original Term	360
Geographic Distribution	<65% CA
Weighted Average LTV	75%, +/ - 2%
Maximum Loan Amount	$1,500,000
Credit	Underwritten to CHL Guidelines
Occupancy	90% Owner Occupied (Including 2nd Homes), 10% Non-Owner Occupied
Delinquency	All Current
Approximate Property Types	90% SFR/PUD, 10% Condo/Other
Documentation Style	25% Full/Alt/DU Doc, 75% Reduced
Loan Purpose	Maximum 45% Cash Out Refinances
Approximate Credit Score	715 +/-10

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.